SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                    MID-AMERICA APARTMENT COMMUNITIES, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
                               6584 POPLAR AVENUE
                                   SUITE 340
                            MEMPHIS, TENNESSEE 38138

                                                                October 13, 1997

Dear Shareholders:

     You are cordially invited to attend the special meeting of shareholders of Mid-America Apartment Communities, Inc. (the "Company") to be held at 5:00
p.m. local time, November 14, 1997, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134.

     At the meeting, holders of the Company's Common Stock, voting separately as a class, will be asked to approve an amendment to the Company's Charter to increase the number of authorized shares of Common Stock from 20 million shares to 50 million shares. The proposed increase is intended to ensure that an adequate number of authorized shares of Common Stock will be available to the Company to consummate the proposed acquisition of Flournoy Development Company and certain related entities by the Company, and, if and when needed, to enable the Company to meet its capital and growth needs.

     At the meeting, holders of the Company's 9.5% Series A Cumulative Preferred Stock (the "Series A Preferred Stock"), voting separately as a class, and Holders of the Company's Common Stock, voting separately as a class, will be asked to approve an amendment to the Company's Charter to increase the number of authorized shares of Preferred Stock of the Company from 5 million shares to 20 million shares. The Preferred Stock may be issued from time to time by the Board of Directors of the Company, in such series and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or other provisions as may from time to time be fixed by the Board of Directors. The proposed increase is intended to ensure that an adequate number of authorized shares of Preferred Stock will be available to the Company, if and when needed, to enable the Company to meet its capital and growth needs.

     Shareholders will also transact any other business that may properly come before the meeting.

     The Company's Board of Directors has approved both the proposed amendment to the Company's Charter to increase the number of authorized shares of Common Stock and the proposed amendment to the Company's Charter to increase the number of authorized shares of Preferred Stock. The Company's Board of Directors recommends that you vote FOR the approval of such proposals.

     The formal Notice of Special Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered and acted upon at the meeting.

     It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy in the postage-paid, addressed envelope provided at your earliest convenience.

                                                Very truly yours,
                                                /s/GEORGE E. CATES
                                                GEORGE E. CATES
                                                CHIEF EXECUTIVE OFFICER

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
                               6584 POPLAR AVENUE
                                   SUITE 340
                            MEMPHIS, TENNESSEE 38138

                               ------------------

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 1997

                               ------------------

     Notice is hereby given that a Special Meeting of shareholders of Mid-America Apartment Communities, Inc. (the "Company") will be held on November 14, 1997, at 5:00 P.M., local time, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134, for the following purposes:

     To be voted on by the holders of:

           9.5% SERIES A
COMMON      CUMULATIVE
STOCK     PREFERRED STOCK
------    ---------------
   X                      1.   To approve an amendment to the Company's Charter
                               to increase the number of authorized shares of Common Stock from 20 million shares to 50 million shares;

   X             X        2.   To approve an amendment to the Company's Charter
                               to increase the number of authorized shares of Preferred Stock from 5 million shares to 20 million shares; and

   X                      3.   To transact such other business as may properly
                               come before the meeting.

     It is desirable that as large a proportion as possible of the shareholders' interests be represented at the Special Meeting. Whether or not you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy, as soon as possible, in the postage-paid return envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting.

     Only shareholders of record at the close of business on October 7, 1997 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                             By Order of the Board of Directors,
                                             /s/LYNN A. JOHNSON
                                                LYNN A. JOHNSON
                                                SECRETARY

Memphis, Tennessee
October 13, 1997

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
                               6584 POPLAR AVENUE
                                   SUITE 340
                            MEMPHIS, TENNESSEE 38138

                               ------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 1997
                               ------------------

     This Proxy Statement is furnished to holders of Common Stock and 9.5% Series A Cumulative Preferred Stock of Mid-America Apartment Communities, Inc., a Tennessee corporation ("Company"), in connection with the solicitation of proxies by the Board of Directors of the Company ("Board of Directors") for use at the Special Meeting of shareholders to be held at 5:00 p.m., local time, on November 14, 1997, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134 (Cumulative "Special Meeting"), and at any adjournment or postponement thereof. This Proxy Statement and the accompanying two forms of proxy are first being mailed to shareholders on or about October 16, 1997.

     By executing and returning the enclosed proxy, you authorize the persons named therein to represent you and vote your shares at the Special Meeting, and at any adjournment or postponement thereof, in accordance with your instructions. Those persons may also vote your shares to adjourn or postpone the Special Meeting from time to time. A proxy may be revoked at any time before it is voted by voting in person at the Special Meeting, by the execution and delivery of a revised proxy bearing a later date, or by a written notice of revocation sent to the Secretary of the Company at the address set forth above that is received prior to the Special Meeting.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. In addition, the Company has retained Corporate Investor Communications, Inc. of Carldstadt, New Jersey, to assist in the solicitation of proxies, and it is estimated that their charges and expenses will not exceed $15,000. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN
          THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                     RECORD DATE; OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to notice of, and to vote at, the Special Meeting is October 7, 1997. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of, and to vote at, the Special Meeting 16,894,232 shares of Common Stock, $.01 par value ("Common Stock") and 2 million shares of 9.5% Series A Cumulative Preferred Stock (the "Series A Preferred Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the Special Meeting.

                   ACTION TO BE TAKEN AT THE SPECIAL MEETING

     Holders of Common Stock will receive the Common Stock proxy, while holders of the Series A Preferred Stock will receive the Preferred Stock proxy. If no instruction is indicated on the Common Stock proxy, the named holders of the proxy will vote all such shares of Common Stock of such holder FOR the amendment to the Company's Charter increasing the number of authorized shares of Common Stock from 20 million to 50 million and FOR the amendment to the Company's Charter increasing the number of authorized shares of Preferred Stock from 5 million to 20 million. If no instruction is indicated on the Preferred Stock proxy, the named holders of the proxy will vote all such shares of Series A Preferred Stock of such holder FOR the amendment to the Company's Charter increasing the number of authorized shares of Preferred Stock from 5 million to 20 million. Where shareholders have appropriately specified the manner in which their proxies are to be voted, they will be voted in such manner. The named holders of proxies also will use their discretion in voting the shares of Common Stock and Series A Preferred Stock, if applicable, in connection with any other business that properly may come before the Special Meeting. The Board of Directors is not presently aware of any other matters or business to be brought before the Special Meeting.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting for the purpose of amending the Company's Charter to increase the number of authorized shares of Common Stock. A holder of Common Stock is entitled to one vote, in person or by proxy, for each share of Common Stock held in his name on the record date. With respect to the adoption of the proposed amendment to the Charter to increase the number of authorized shares of Common Stock from 20 million to 50 million (the "Common Stock Amendment"), under applicable law, the Common Stock Amendment must be approved by the holders of a majority of the outstanding shares of Common Stock, voting separately as a class. Assuming a quorum is present, votes to "abstain" and "broker non-votes" would have the effect of negative votes on the adoption of the Common Stock Amendment.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Series A Preferred Stock and the holders of a majority of the oustanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting for the purpose of amending the Company's Charter to increase the number of authorized shares of Preferred Stock. A holder of Series A Preferred Stock or Common Stock is entitled to one vote, in person or by proxy, for each share of Series A Preferred Stock or Common Stock, as applicable, held in his name on the record date. With respect to the adoption of the proposed amendment to the Charter to increase the number of authorized shares of Preferred Stock from 5 million to 20 million (the "Preferred Stock
Amendment"), under applicable law, the Preferred Stock Amendment must be approved by the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, and the holders of a majority of the outstanding shares of Common Stock, voting separately as a class. Assuming a quorum is present, votes to "abstain" and "broker non-votes" would have the effect of negative votes on the adoption of the Preferred Stock Amendment.

                    OWNERSHIP OF THE COMPANY'S COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of October 10, 1997, regarding each person known to the Company to be the beneficial owner of more than five percent (5%) of its Common Stock.

                                           AMOUNT AND NATURE OF
  NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP    PERCENT OF CLASS(1)
----------------------------------------   --------------------    -------------------
Snyder Capital Management, Inc..........         1,100,400(2)              6.5%
  350 California Street, Suite 1460
  San Francisco, CA 94104-1436

------------

(1) Based on 16,894,232 shares of Common Stock outstanding on October 10, 1997.

(2) The information set forth is based on a Schedule 13G filed by Snyder Capital Management, Inc. on February 14, 1997 that indicates that beneficial ownership of 1,100,400 shares of Common Stock, of which it has sole and dispositive power over 70,500 shares, shared voting power over 934,800 shares and shared dispositive power over 1,029,900 shares.

SECURITY OWNERSHIP OF MANAGEMENT

     No director or executive officer of the Company beneficially owns any shares of Series A Preferred Stock. The following table sets forth the beneficial ownership of the Company's Common Stock, as of October 10, 1997, by
(i) each director, (ii) each executive officer and (iii) all directors and executive officers as a group. Unless otherwise indicated, such shares of Common Stock are owned directly and the indicated person has sole voting and investment power.

                                            AMOUNT AND NATURE OF
                                            BENEFICIAL OWNERSHIP
        NAME OF BENEFICIAL OWNER               OF COMMON STOCK        PERCENT OF CLASS(1)
----------------------------------------   -----------------------    -------------------
George E. Cates.........................            673,689(2)                 3.7%
Robert F. Fogelman......................            653,000(3)                 3.6
O. Mason Hawkins........................            353,417(4)                 2.0
Michael B. Yanney.......................            132,051                    *
Simon R.C. Wadsworth....................             87,065(5)                 *
H. Eric Bolton..........................             73,817(6)                 *
John J. Byrne, III......................             34,500                    *
                                           -----------------------           -----
All Directors and Executive Officers as
  a Group...............................          2,007,539                   11.1%
                                           =======================           =====

------------

 * Represents less than 1%

(1) Based on 16,894,232 shares of Common Stock outstanding on October 10, 1997, plus, with respect to each listed person (or all listed persons, as a group), the number of shares of Common Stock issuable by the Company to such person or group in exchange for units ("units") of limited partnership interests in Mid-America Apartments, L.P. ("partnership") plus the number of shares of Common Stock issuable to such person (or group) in respect of currently exercisable options. The total number of shares used in calculating this percentage assumes that none of the Units or exercisable options held by other persons are redeemed for shares of Common Stock.

(2) Includes 332,126 shares owned directly by Mr. Cates, 239,436 shares that Mr. Cates has the current right to acquire upon redemption of Units, 49,000 shares that Mr. Cates has the current right to acquire upon the exercise of options that are currently exercisable and 53,127 shares owned by the Company's ESOP over which Mr. Cates shares voting power. Excludes 2,210 shares owned by Mr. Cates' wife, over which Mr. Cates exercises no voting or investment power and with respect to which Mr. Cates disclaims beneficial ownership.

                                             (NOTES CONTINUED ON FOLLOWING PAGE)

(3) Includes 82,500 shares owned directly by Mr. Fogelman and 570,500 shares that Mr. Fogelman has the current right to acquire upon redemption of Units.

(4) Includes 194,799 shares owned directly by Mr. Hawkins and 158,618 shares that Mr. Hawkins has the current right to acquire upon redemption of Units.

(5) Includes 13,876 shares owned directly by Mr. Wadsworth, 52,189 shares that Mr. Wadsworth has the current right to acquire upon redemption of Units and 21,000 shares that Mr. Wadsworth has the current right to acquire upon the exercise of options that are currently exercisable.

(6) Includes 4,317 shares owned directly by Mr. Bolton, 60,000 shares that Mr. Bolton has the current right to acquire upon redemption of Units and 9,500 shares that Mr. Bolton has the current right to acquire upon the exercise of options that are currently exercisable.

                             AMENDMENTS TO CHARTER

GENERAL

     The Company's Charter currently authorizes the issuance of up to 20 million shares of Common Stock and 5 million shares of Preferred Stock. As of the record date, there were approximately 2 million shares of Series A Preferred Stock issued and outstanding. As of the record date, the Company's Common Stock capital structure was as follows:

                                        NUMBER OF
                                          SHARES
                                       ------------
Issued and Outstanding...............    16,894,232
Issuable upon redemption of
  Units(1)...........................     2,527,821
Reserved for issuance pursuant to the
  Company's Dividend Reinvestment and
  Stock Purchase Program
  ("DRSPP")........................       748,293
Reserved for issuance pursuant to the
  Company's 1994 Restricted Stock and
  Stock Option Plan ("Option
  Plan")............................       361,518
Issuable pursuant to currently
  outstanding awards under the Option
  Plan...............................       519,400
Issuable pursuant to the Flournoy
  Acquisition (hereinbelow
  defined)(2)........................     2,294,624
                                       ------------
     Total shares issued or
      issuable.......................    23,345,888
                                       ============

------------

(1) Units are redeemable on a one-for-one basis into shares of the Company's Common Stock or, at the Partnership's option, may be redeemed for cash.

(2) Includes 1,556,510 shares of Common Stock issuable to Flournoy Development Company as consideration for the merger of Flournoy Development Company with and into the Company (the "FDC Merger"); approximately 256,410 shares of Common Stock (based on a per share price of $29.25 which was the last reported sale price of the Common Stock on the New York Stock Exchange on October 13, 1997) which may be issued as contingent consideration in the FDC Merger; and approximately 481,704 shares of Common Stock which represents the number of shares of Common Stock into which the 481,704 Units issued as consideration for the acquisition of certain properties which are affiliated with Flournoy Development Company may be redeemed. The transactions described in the preceding sentence are referred to collectively as the Flournoy Acquisition.

     The Board of Directors believes that the lack of available shares of Common Stock will be detrimental to the Company's future needs and that it is in the best interests of the Company and its shareholders to have a greater number of authorized and unissued shares of Common Stock available to provide flexibility to the Company in structuring its capitalization, in financing the Flournoy Acquisition and future acquisitions, internal growth, and accommodating the other needs of the Company for available Common Stock. In the event the Company's shareholders do not approve the proposed increase in the number of authorized shares of Common Stock, in order to consummate the Flournoy Acquisition, the Company will be required to terminate the DRSPP and redeem any Units which are subsequently tendered for redemption for cash rather than for shares of Common Stock, which could require the Company to undertake substantial borrowings. Substantial borrowings for such purpose may have a material adverse effect on the Company.

     Of the 5 million authorized shares of Preferred Stock, an aggregate of only 3,000,000 shares of Preferred Stock are currently available for issuance. The Board of Directors believes that the remaining available shares of Preferred Stock will be inadequate for the Company's future needs and that it is in the best interest of the Company and its shareholders to have a greater number of authorized and unissued shares of Preferred Stock available to provide flexibility to the Company in structuring its capitalization, in financing future acquisitions and internal growth, and in accommodating the other needs of the Company for available Preferred Stock.

     The Board of Directors has approved and recommends to both the holders of the Series A Preferred Stock and the holders of the Common Stock approval of the proposed amendments to the Company's Charter to increase the number of authorized shares of Common Stock from 20 million to 50 million and to increase the number of authorized shares of Preferred Stock from 5 million to 20 million.

     If the holders of the Series A Preferred Stock, voting separately as a class, and the holders of the Common Stock, voting separately as a class, approve the Preferred Stock Amendment and the holders of the Common Stock, voting separately as a class, approve the Common Stock Amendment, the first paragraph of Section 6 of the Company's Charter will be amended to read as follows:

          6. AUTHORIZED CAPITAL STOCK. The total number of shares of stock which the Corporation has authority to issue is fifty million (50,000,000) shares of Common Stock, $.01 par value per share, and twenty million (20,000,000) shares of Preferred Stock, $.01 par value per share.

     If the holders of the Series A Preferred Stock, voting separately as a class, and the holders of the Common Stock, voting separately as a class, approve the Preferred Stock Amendment and the holders of the Common Stock, voting separately as a class, do not approve the Common Stock Amendment, the first paragraph of Section 6 of the Company's Charter will be amended to read as follows:

          6. AUTHORIZED CAPITAL STOCK. The total number of shares of stock which the Corporation has authority to issue is twenty million (20,000,000) shares of Common Stock, $.01 par value per share, and twenty million (20,000,000) shares of Preferred Stock, $.01 par value per share.

     If the holders of the Common Stock, voting separately as a class, approve the Common Stock Amendment and the holders of the Preferred Stock, voting separately as a class, or the holders of the Common Stock, voting separately as a class, do not approve the Preferred Stock Amendment, the first paragraph of
Section 6 of the Company's Charter will be amended to read as follows:

          6. AUTHORIZED CAPITAL STOCK. The total number of shares of stock which the Corporation has authority to issue is fifty million (50,000,000) shares of Common Stock, $.01 par value per share, and five million (5,000,000) shares of Preferred Stock, $.01 par value per share.

                 PURPOSE AND EFFECT OF THE PROPOSED AMENDMENTS

     The purpose of the proposed increase in the number of authorized shares of Common Stock is to ensure that additional shares of Common Stock will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors (including, without limitation, issuances to raise capital or effect acquisitions, and for other corporate purposes). The Board of Directors believes that the availability of the additional authorized shares of Common Stock for issuance upon approval of the Board of Directors for a proper purpose, without the necessity for, or the delay inherent in, a meeting of the shareholders (except as may be required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the New York Stock Exchange or such other stock exchange on which the Company's securities may then be listed), will be beneficial to the Company and its shareholders by providing the Company with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise.

     The Board of Directors has approved, and the Company has executed an Agreement and Plan of Reorganization in respect of, the Flournoy Acquisition. Pursuant to the FDC Merger, the Company anticipates issuing at closing 1,556,510 additional shares of Common Stock and reserving approximately 256,410 additional shares for issuance as contingent consideration in the FDC Merger. If the number of shares of Common Stock authorized for issuance by the Company were not increased as proposed, then, after consummation of the FDC Merger, the Company would have no shares of Common Stock authorized for issuance and would be required to terminate its Dividend Reinvestment and Stock Purchase Plan. Moreover, in the event any holder of Class A Common Units of limited partnership interests in Mid-America Apartments, L.P., which are redeemable for shares of Common Stock on a one-for-one basis, or in the partnership's discretion for cash, shall tender such units for redemption, the partnership would be required to exercise its option to purchase such units for cash, which would likely be detrimental to the Company.

     The purpose of the proposed increase in the number of authorized shares of Preferred Stock is to ensure that additional shares of Preferred Stock will be available, if and when needed, for issuance from time to time for any proper purpose approved by the Board of Directors (including, without limitation, issuances to raise capital or effect acquisitions, and for other corporate purposes). Although there are no present arrangements, agreements or understandings for the issuance of additional shares of Preferred Stock, the Board of Directors believes that the availability of the additional authorized shares of Preferred Stock for issuance upon approval of the Board of Directors for a proper purpose, without the necessity for, or the delay inherent in, a meeting of the shareholders (except as may be required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the New York Stock Exchange or such other stock exchange on which the Company's securities may then be listed), will be beneficial to the Company and its shareholders by providing the Company with the flexibility required to promptly consider and respond to future business opportunities and needs as they arise.

     If the Common Stock Amendment is approved by the holders of the Common Stock, voting separately as a class, and the Preferred Stock Amendment is approved by the holders of the Series A Preferred Stock, voting separately as a class, and the holders of the Common Stock, voting separately as a class, the Board of Directors does not presently intend to seek further shareholder approval with respect to any particular issuance of shares, unless required by applicable law, by regulatory authorities, or by the policies, rules and regulations of the New York Stock Exchange or such other stock exchange on which the Company's securities may then be listed.

     Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock or Preferred Stock that may be issued in the future and, therefore, future issuances of Common Stock or Preferred Stock, depending upon the circumstances, may have a dilutive effect on the earnings per share, book value per share, voting power and other interests of the existing shareholders.

     The proposed increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect, although that is not its purpose. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. Alternatively, the Board of Directors could designate a series of Preferred Stock with rights and preferences which could impede any takeover attempt. The availability of these defensive strategies to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's shareholders to realize a higher price for their shares than might otherwise be available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented for the purpose of creating an anti-takeover device.

                     VOTE NECESSARY TO APPROVE THE PROPOSAL

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, voting separately as a class, is necessary for approval of Common Stock Amendment. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

     The affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock entitled to vote at the meeting, voting separately as a class, and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting, voting separately as a class, is necessary for approval of Preferred Stock Amendment. Therefore, abstentions and broker non-votes effectively count as votes against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY'S CHARTER.

                                 OTHER BUSINESS

     The Company is not aware of any business to be acted upon at the Special Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the shareholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who wishes to present a proposal for action at the 1998 annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, no later than December 1, 1997, in such form as is required under regulations promulgated by the Securities and Exchange Commission.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ LYNN A. JOHNSON
                                          Lynn A. Johnson
                                          SECRETARY
Memphis, Tennessee
October 13, 1997

                               FRONT SIDE OF PROXY
   COMMON STOCK PROXY                           NO. OF SHARES __________________
                      MID-AMERICA APARTMENT COMMUNITIES, INC.
              6584 POPLAR AVENUE, SUITE 340, MEMPHIS, TENNESSEE 38138

                          SPECIAL MEETING OF SHAREHOLDERS
                                 NOVEMBER 14, 1997

     The undersigned hereby appoints George E. Cates, H. Eric Bolton, Simon R.C. Wadsworth, and Lynn A. Johnson, or any of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all Common Stock of the undersigned in Mid-America Apartment Communities, Inc. at the Special Meeting of Shareholders to be held on November 14, 1997, at 5:00 P.M., local time, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134, and at any adjournments or postponements thereof, as specified below:

1. PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20 MILLION SHARES TO 50 MILLION SHARES.

             [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

2. PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5 MILLION SHARES TO 20 MILLION SHARES.

             [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

3. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Special Meeting.

                PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS PROXY.

                              (BACK SIDE OF PROXY)

                             (CONTINUED FROM FRONT)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the adoption of the proposal to amend the Charter of the Company to increase the number of authorized shares of Common Stock from 20 million shares to 50 million shares AND FOR THE ADOPTION OF THE PROPOSAL TO AMEND THE CHARTER OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5 MILLION TO 20 MILLION.

                                        DATED:_________________________  , 1997
                                        Please sign name exactly as it appears
                                        on stock certificate. When shares are
                                        held by joint tenants all should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature (if held jointly)

                                        ----------------------------------------
                                                         Title

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

PREFERRED STOCK PROXY                           NO. OF SHARES __________________

                     MID-AMERICA APARTMENT COMMUNITIES, INC.
             6584 POPLAR AVENUE, SUITE 340, MEMPHIS, TENNESSEE 38138

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 1997

     The undersigned hereby appoints George E. Cates, H. Eric Bolton, Simon R.C. Wadsworth, and Lynn A. Johnson, or any of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all Common Stock of the undersigned in Mid-America Apartment Communities, Inc. at the Special Meeting of Shareholders to be held on November 14, 1997, at 5:00 P.M., local time, at the Greenbrook Apartments, 1400 Greenbrook Drive, Memphis, Tennessee 38134, and at any adjournments or postponements thereof, as specified below:

1. PROPOSAL TO AMEND THE COMPANY'S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5 MILLION SHARES TO 20 MILLION SHARES.

               [ ] FOR                [ ] AGAINST              [ ] ABSTAIN

2. In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxies) are authorized to vote upon such other business as may properly come before the Special Meeting.

                PLEASE SIGN AND DATE ON REVERSE SIDE OF THIS PROXY.

                              (CONTINUED FROM FRONT)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the adoption of the proposal to amend the Charter of the Company to increase the number of authorized shares of Preferred Stock from 5 million shares to 20 million shares.

                                        DATED:___________________________ , 1997
                                        Please sign name exactly as it appears
                                        on stock certificate. When shares are
                                        held by joint tenants all should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                               Signature (if held jointly)

                                        ----------------------------------------
                                                         Title

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.